SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2002

Commission file number 0-27652

REPUBLIC BANCSHARES, INC.
(Exact Name of registrant as specified in its charter)

Florida	59-3347653
(State of incorporation)	(IRS Employer Identification No.)

111 2nd Avenue N.E., St. Petersburg, FL	33701
(Address of Principal Office)	(Zip Code)

(727) 823-7300
(Registrant’s Telephone Number, Including Area Code)

SIGNATURES
Section 906 Certification of CEO & CFO

Item 9 – Regulation FD Disclosure

     On August 14, 2002, Republic Bancshares, Inc. submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the company’s report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit
Number	Description of Exhibit

99	Certification of Chief Executive and Chief Financial officers pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REPUBLIC BANCSHARES, INC.

Date: August 14, 2002	By:	/s/ William R. Falzone William R. Falzone Treasurer (principal financial and accounting officer)